Exhibit 99.1

Investor Relations Contact: Mike Drickamer – (918) 588-5190 – mike.drickamer@hpinc.com Helmerich & Payne, Inc. Goldman Sachs Global Energy Conference January 12, 2011

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the “Risk Factors” and “Management’s Discussion & Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

Market Observations The unconventional oil and gas plays require mostly horizontal and/or directional drilling, enabling better and more cost-effective reservoir performance. More complex drilling favors FlexRigs as they are a catalyst for drilling efficiencies and improved safety performance. Absent an unforeseen pullback in oil prices, the historically high oil directed rig count will help buffer any overall downward adjustment. The clear customer preference for AC driven rigs in a bifurcated market should leave the brunt of any pullback to be borne by older, lower performing assets.

H&P’s Global Rig Fleet (as of 1/12/11) * Includes 8 new rigs with customer commitments scheduled for completion during the first three quarters of fiscal 2011. ** Includes 13 FlexRigs, one of which will be deployed from the U.S. to Bahrain during the third fiscal quarter of 2011. Also includes two FlexRigs assigned to the Company’s operations in Mexico, which are expected to return to the U.S. during the second fiscal quarter of 2011. International Land ** 26 Offshore 9 Mobile & Conventional 38 U.S. FlexRigs * 200 U.S. Land * 238 273 Total Rigs (Includes New Build Commitments)

 H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 254 257 273 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

H&P’s U.S. Land Fleet Activity ** Includes delayed new builds (in gray) which generated revenue but did not generate revenue days. * Active rigs on term (in blue) generated both revenue and revenue days. 34 47 52 57 58 63 89 99 106 120 126 130 128 150 163 180 185 194 0 30 60 90 120 150 180 210 Avg. Q1FY10 Avg. Q2FY10 Avg. Q3FY10 Avg. Q4FY10 9/30/2010 1/12/2011 Number of Active H&P U.S. Land Rigs Active Rigs in Spot Market Active Rigs on Term* Delayed New Builds**

H&P’s U.S. Land Fleet Activity (as of 1/12/11) 131 59 131 63 36 0 25 50 75 100 125 150 Under Term Spot Market Active Spot Market Stacked Number of H&P Rigs Highly Mobile Conventional FlexRigs

H&P’s Global Fleet Under Term Contracts 129 125 114 98 82 70 64 56 0 16 32 48 64 80 96 112 128 144 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Q1FY12 Q2FY12 Q3FY12 Q4FY12 Number of Rigs Already Under Long - Term Contracts (Estimated Quarterly Average) Term Contract Status - H&P Global Fleet (Including Committed New Builds) U.S. Land Offshore International Land

H&P’s U.S. Land Fleet (as of 1/12/11) E&P Companies Prefer AC Driven Rigs The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered. Industry’s Estimated U.S. Land Fleet* * Composition & Utilization (by Rig Type) Composition & Utilization (by Rig Type) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% AC Driven Rigs SCR Rigs Mechanical Rigs Utilization (%) Fleet Composition (%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% AC Driven Rigs SCR Rigs Mechanical Rigs Estimated Utilization (%)* Estimated Fleet Composition (%)*

H&P’s Contracted U.S. Land Fleet (as of 1/12/11) Note: The above numbers corresponding to H&P’s contracted U.S. land fleet include one delayed new build which generates revenue but does not generate revenue days and 8 pending new build FlexRigs. Eagle Ford Shale, 35 Permian Basin, 24 Haynesville Shale, 23 Bakken Shale, 21 Cana Woodford, 20 Barnett Shale, 15 Piceance Basin, 12 Marcellus Shale, 12 Other Unconventional, 11 Conventional Oil, 11 Granite Wash , 9 Other Conventional, 5 E. Woodford, 2 Niobrara, 2

H&P and U.S. Land Fleet (by Rig Type)



H&P's Available U.S. Land Fleet
(230 Rigs as of 1/12/11)
Mechanical Rigs
SCR Rigs
21%
76%
AC Driven Rigs
Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)
AC Driven Rigs
16%
53%
31%
Mechanical Rigs
SCR Rigs

Note: The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

H&P is Leading the U.S. Land New Build Effort



H&P's Available U.S. Land Fleet
(230 Rigs as of 1/12/11)
Conventional Rigs
17%
Other New Builds (FlexRig 1 & 2)
7%
76%
AC Driven (FlexRig 3 & 4)
Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)
AC Driven New Builds
16%
Other New Builds
12%
72%
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

Note: The above estimates corresponding to the total available U.S. fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

Highest U.S. Activity Level in Company History



Growth / Decline in U.S. Lower 48 Average Rig Activity
H&P (From 84 to 177 Rigs at ~82% Utilization in Q3CY10)
Peers* (From 565 to 414 Rigs at ~53% Utilization in Q3CY10)
As of 1/12/11
130%
115%
100%
85%
70%
55%
40%
25%
10%
-5%
-20%
-35%
-50%
-65%
Change in Average Active Rigs
Q1CY05
Q2CY05
Q3CY05
Q4CY05
Q1CY06
Q2CY06
Q3CY06
Q4CY06
Q1CY07
Q2CY07
Q3CY07
Q4CY07
Q1CY08
Q2CY08
Q3CY08
Q4CY08
Q1CY09
Q2CY09
Q3CY09
Q4CY09
Q1CY10
Q2CY10
Q3CY10
Quarterly Average

*Represents average active rigs for PTEN, NBR and UNT.

HELMERICH & PAYNE, INC.

Organically Growing Active Rig Market Share Note: The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Lower 48 U.S. Land Market Share As of January 5, 2001 Lower 48 U.S. Land Market Share As of January 7, 2011 0% 3% 6% 9% 12% 15% 18% 21% NBR PTEN HP UNT 0% 3% 6% 9% 12% 15% 18% 21% HP PTEN NBR UNT

Technology and Quality Service Make a Difference Utilization Premium Rig Margin Premium **** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48. *** Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. ** Represents weighted-average rig margin per day for PTEN, NBR and UNT * Does not include the impact of early contract termination revenue. 0% 20% 40% 60% 80% H&P Peers**** Estimated U.S. Land Rig Utilization*** (12 Months Ended September 30, 2010) $0 $3,000 $6,000 $9,000 $12,000 H&P Peers** Average U.S. Land Rig Margin per Day* (12 Months Ended September 30, 2010)

Active Contracted Idle Total Long-term Contracts Argentina 5 4 9 4 Colombia 5 1 6 2 Ecuador 3 1 4 Mexico 2 2 2 Tunisia 2 2 Bahrain 2 1 3 3 Total 19 1 6 26 11 H&P’s International Land Operations Rig Fleet Status (as of January 12, 2011) The two rigs assigned to the Company’s operations in Mexico are expected to return to the U.S. during the second fiscal quarter of 2011. A FlexRig4M is expected to commence operations in the third fiscal quarter of 2011. 11 of 13 FlexRigs (included in the international fleet of 26 rigs) are under long-term contracts. (1) (2) (2) (3)

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average 2010 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 20 14 10 Completion days 3 3 3 Moving days 7 4 3 Total rig revenue days per well 30 21 16 2. Drilling contractor dayrate $17,500 $23,000 $25,000 Operator’s other intangible $25,000 $25,000 $25,000 cost per day estimate Total daily cost estimate $42,500 $48,000 $50,000 Total cost per well (daily services) $1,275,000 $1,008,000 $800,000 3. Total well savings with H&P – per well $475,000 $208,000 per year $10.8MM $4.8MM Increased wells per rig per year versus conventional average: 11 wells Increased wells per rig per year versus peer fit-for-purpose: 5 wells A Value Proposition Example – H&P vs. Competitors

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. $0 $100 $200 $300 $400 UNT PTEN* NBR** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended September 30, 2010

 E&P Companies require technology-based solutions that enable lower total well costs Unconventional plays primarily include horizontal and/or directional wells (i.e. more complex well designs) As drilling becomes more complex, AC driven rigs should be expected to remain in short supply Increasing safety and environmental sensitivity Market Trends Favor H&P

Additional References:

U.S. Land Safety Performance (1994 – 2010) OSHA Recordable Injury Incidence Rates H&P = 1.07 IADC 3Q10 = 3.31 INJURIES PER 200,000 MANHOURS MANHOURS WORKED (MM) Delivering Safety – H&P vs. Industry (IADC) MANHOURS = 11.4 MM 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 ' YEAR 0 2 4 6 8 10 12

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 COST/MAN HOUR Actual Cost Per Man Hour Worked U.S. Land & Offshore Operations EMR FY10 = .34 FY09 = .35 FY08 = .34 FY07 = .33 FY06 = .30 FY05 = .32 FY04 = .32 FY03 = .34 FY02 = .37 FY01 = .38 FY00 = .41

Source: EnergyPoint Research, Inc. * Trailing four quarters average Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied”

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology 31

Driller on a Conventional Rig vs. FlexRig™ Drawworks Brake Handle Drawworks Joystick Control 31

Roughnecks on a Conventional Rig vs. FlexRigTM

* Represents the customer’s fastest reported Bakken Shale well before deploying a H&P FlexRig. FlexRig3 – Performance Sample 59% Improvement 45% Improvement

31% Improvement 50% Improvement FlexRig3 – Performance Sample

45% Improvement 30% Improvement FlexRig3 – Performance Sample

FlexRig4M – Performance Sample 33 % Improvement 58 % Improvement

FlexRig4S – Performance Sample 35% Improvement 68% Improvement

Improving Rig Counts U.S. Land International Land 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2,700 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2,700 Monthly Average Baker Hughes U.S. Land and MI Swaco International Land Rig Counts MI Swaco International Land Rig Count BHI U.S. Land Rig Count

Alaska Shale Gas Offshore Other Onshore (Includes Tight Sands) Projections History TCF Source: Energy Information Administration Annual Energy Outlook 2010 with projections to 2035 (May 2010). Unconventional Natural Gas Production Growing Coalbed Methane 0 2 4 6 8 10 12 14 16 1990 1995 2000 2008 2015 2020 2025 2030 2035

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) Week Ended U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Increasing Focus on More Difficult Drilling 28% 31% 37% 43% 51% 68% 85% 53% 69% 0 400 800 1200 1600 2004 2005 2006 2007 2008 2009 Jan-11 Peak (2008) Trough (2009) Number of Active Rigs (Smith Bits S.T.A.T.S.) Annual Average During Each Prior Year Active Rigs in U.S. Land Drilling for Natural Gas Horizontal or Directional Drilling Vertical Drilling

Oil Related Drilling Also Increasingly Complex 36% 39% 31% 33% 40% 41% 58% 42% 41% 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 2004 2005 2006 2007 2008 2009 Jan-11 Peak (2008) Trough (2009) Number of Active Rigs (Smith Bits S.T.A.T.S.) Annual Average During Each Prior Year Active Rigs in U.S. Land Drilling for Oil Horizontal or Directional Drilling Vertical Drilling

Crude Oil & Natural Gas Prices Source: Energy Information Administration, Short-term Energy Outlook as of 12/7/2010. Crude Oil Natural Gas $0 $2 $4 $6 $8 $10 $12 $14 $0 $20 $40 $60 $80 $100 $120 $140 U.S. Dollars per Thousand Cubic Feet U.S. Dollars per Barrel Monthly Average West Texas Intermediate Spot Average Forecasted West Texas Intermediate Spot Average Henry Hub Spot Forecasted Henry Hub Spot Dec-94 Dec-95 Dec-96 Dec-97 Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11

End of Document